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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                         1-2299                34-0117420
              ----                         ------                ----------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
Incorporation or Organization)             Number)           Identification No.)

           One Applied Plaza, Cleveland, Ohio         44115
           ------------------------------------------------
           (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.






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ITEM 5. OTHER EVENTS.

         On August 14, 2002, J. Michael Moore, a director of Applied Industrial Technologies, Inc. ("Applied"), entered into a trading plan with Allianz Private Client Services, pursuant to SEC Rule 10b5-1, to sell up to 100,000 shares of Applied common stock held by Mr. Moore.

         A copy of the trading plan is attached as Exhibit 99 to this Form.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         ---------

         Exhibit No. 99  Trading Plan entered into as of August 14, 2002 between
                         J. Michael Moore and Allianz Private Client Services.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                      (Registrant)


                                      By: /s/ Fred D. Bauer
                                          ------------------------------------
                                              Fred D. Bauer
                                              Vice President-General Counsel
                                                     & Secretary

Date: August 16, 2002


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------


      99 Trading Plan Trading Plan entered into as of August 14, 2002 between J. Michael Moore and Allianz Private Client Services.